UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004

NASTECH PHARMACEUTICAL COMPANY INC.

(Exact name of registrant as specified in charter)

DELAWARE	0-13789	11-2658569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3450 Monte Villa Parkway
Bothell, Washington		98021
(Address of principal executive offices)		(Zip Code)

425-908-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On October 26, 2004, Nastech Pharmaceutical Company Inc. (“Nastech”) reported its financial results for its third quarter of fiscal 2004 ended September 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     The information contained herein and in the accompanying exhibit is being furnished pursuant to “Item 2.02 Results of Operations and Financial Condition.” The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Nastech, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

In connection with the foregoing, Nastech hereby furnishes the following exhibit:

Item 9.01 Financial Statements and Exhibits

( c ) Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 26, 2004, issued by Nastech.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nastech Pharmaceutical Company Inc.
(Registrant)

	By:	/s/ Gregory L. Weaver

	Name:	Gregory L. Weaver
	Title:	Chief Financial Officer

Dated:
October 26, 2004

Exhibit Index

Exhibit Number	Description
99.1	Press Release of Nastech Pharmaceutical Company Inc. dated October 26, 2004.